                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                      FLAG INVESTORS MARYLAND INTERMEDIATE
                           TAX-FREE INCOME FUND, INC.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                      [LETTERHEAD OF FLAG INVESTORS FUNDS]



July 17, 1997




Dear Shareholders:

The enclosed proxy statement relates to a special meeting of the Shareholders of the Flag Investors Maryland Intermediate Tax-Free Income Fund, Inc. (the "Fund").

On April 6, 1997, Alex. Brown Incorporated, the parent corporation of the Fund's investment advisor, entered into a definitive agreement to merge into a subsidiary of Bankers Trust New York Corporation. Due to the pending change in control of Alex. Brown Incorporated, we are asking you to approve a new investment advisory agreement. The same advisor will continue to provide this service to your Fund. The new agreement is substantially the same as the current agreement.

We are also asking Shareholders to elect a Board of Directors. Currently, seven nominees serve as Directors although three were appointed to fill vacancies and were not previously elected by Shareholders. An eighth nominee has neither been appointed nor elected. This election will give the Fund flexibility to fill vacancies in the future.

    These proposals have been unanimously approved by your Fund's Board of Directors, who recommend you vote for the proposals. Your vote is important and your participation in the governance of the Fund does make a difference.


                                                     Sincerely,

                                                     /s/ Richard T. Hale
                                                     -------------------

                                                     Richard T. Hale
                                                     Chairman

                     FLAG INVESTORS MARYLAND INTERMEDIATE
                          TAX-FREE INCOME FUND, INC.

                               One South Street
                           Baltimore, Maryland 21202

                             ---------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                AUGUST 14, 1997


TO THE SHAREHOLDERS OF FLAG INVESTORS MARYLAND INTERMEDIATE TAX-FREE INCOME FUND, INC.


     You are cordially invited to a special meeting (the "Special Meeting") of the shareholders of Flag Investors Maryland Intermediate Tax-Free Income Fund, Inc. (the "Fund") on Thursday, August 14, 1997, at 11:15 a.m. Eastern Standard Time at the offices of Investment Company Capital Corp., in The Conference Room on the 30th Floor of The Alex. Brown Building, One South Street, Baltimore, Maryland 21202, for the purpose of considering the proposals set forth below and for the transaction of such other business as may be properly brought before the Special Meeting:


   PROPOSAL 1: To consider and act upon a proposal to elect a Board of
               Directors of the Fund.


   PROPOSAL 2: To approve or disapprove a new Investment Advisory Agreement between the Fund and Investment Company Capital Corp.


     Only shareholders of the Fund at the close of business on June 25, 1997 are entitled to notice of, and to vote at, this meeting or any adjournment thereof.


     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING, PLEASE COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD. A POSTAGE PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE SO THAT YOU MAY RETURN YOUR PROXY CARD AS SOON AS POSSIBLE. IT IS MOST IMPORTANT AND IN YOUR INTEREST FOR YOU TO SIGN AND DATE YOUR PROXY CARD AND RETURN IT SO THAT A QUORUM WILL BE PRESENT AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.


                                                  Scott J. Liotta
                                                  Vice President and Secretary





Dated: July 17, 1997

                     FLAG INVESTORS MARYLAND INTERMEDIATE
                          TAX-FREE INCOME FUND, INC.

                               One South Street
                           Baltimore, Maryland 21202

                             ---------------------
                                PROXY STATEMENT
                             ---------------------

                  SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
                                AUGUST 14, 1997


     This Proxy Statement is furnished by the Board of Directors of Flag Investors Maryland Intermediate Tax-Free Income Fund, Inc. (the "Fund") in connection with the solicitation of proxies for use at the special meeting of shareholders of the Fund to be held on Thursday, August 14, 1997, at 11:15 a.m. Eastern Standard Time, or at any adjournment thereof (the "Special Meeting"), at the offices of Investment Company Capital Corp., in The Conference Room on the 30th Floor of The Alex. Brown Building, One South Street, Baltimore, Maryland 21202. It is expected that the Notice of Special Meeting, the Proxy Statement and a Proxy Card will be mailed to shareholders on or about July 17, 1997.

     The primary purpose of the Special Meeting is to permit the Fund's shareholders to consider a new Investment Advisory Agreement to take effect following the consummation of the transactions contemplated by an Agreement and Plan of Merger, dated as of April 6, 1997 (the "Merger"), between Bankers Trust New York Corporation and Alex. Brown Incorporated. This action is necessary to avoid the possibility that the Merger could result in assignment and, therefore, termination of the Fund's current Investment Advisory Agreement. It is contemplated that, after the Merger, Investment Company Capital Corp. ("ICC" or the "Advisor") will remain the investment advisor to the Fund. The Fund's new Investment Advisory Agreement is identical to the Fund's current Investment Advisory Agreement, except for the dates of execution, effectiveness and initial term; the deletion of provisions relating to state expense limits that have been preempted by federal law; and a proviso to the effect that the obligation of ICC to make its personnel available to serve as officers of the Fund is subject to applicable banking regulations. Shareholders will also be asked to elect a slate of Directors.

    If you do not expect to be present at the Special Meeting and wish your shares to be voted, please date and sign the enclosed Proxy Card ("Proxy") and mail it in the enclosed reply envelope, allowing sufficient time for the Proxy to be received on or before 11:15 a.m. Eastern Standard Time on Thursday, August 14, 1997. No postage is required if the Proxy is mailed in the United States. If the accompanying Proxy is executed properly and returned, shares represented by it will be voted at the Special Meeting in accordance with the instructions on the Proxy. However, if no instructions are specified, shares will be voted FOR the election of the proposed slate of Directors of the Fund ("Proposal 1") and FOR the new Investment Advisory Agreement ("Proposal 2"). All shareholders of the Fund are entitled to vote on each Proposal. Shareholders may revoke their Proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Fund, by delivering a subsequently dated Proxy or by attending and voting at the Special Meeting.

     The close of business on June 25, 1997, has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and at any adjournment thereof. On the Record Date, the Fund had 2,662,944.247 shares outstanding, consisting of 1,163,684.230 Flag Investors Maryland Intermediate Tax-Free Income Fund Class A Shares, 456,595.115 Flag Investors Maryland Intermediate Tax-Free Income Fund Institutional Shares and 1,042,664.902 Alex. Brown Capital Advisory & Trust Maryland Intermediate Tax-Free Income Shares. Each full share will be entitled to one vote at the Special Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share.

     The expenses of the Special Meeting will be borne by the Fund, except that the incremental costs associated with Proposal 2 will be borne by ICC and will include reimbursement to brokerage firms and others for expenses in forwarding Proxy solicitation materials to beneficial owners. The solicitation of Proxies will be largely by mail, but may include telephonic, telegraphic or oral communication by employees and officers of ICC.

     The Fund will furnish to shareholders, without charge, a copy of the Annual Report for its fiscal year ended March 31, 1997, upon request. The Annual Report of the Fund may be obtained by written request to the Fund, One South Street, Baltimore, Maryland 21202 or by calling (800) 767-FLAG.

     The Fund is registered as an open-end, non-diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and its shares are registered under the Securities Act of 1933, as amended.

PROPOSAL 1: To consider and act upon a proposal to elect a Board of Directors of the Fund.

     At the Special Meeting, it is proposed that eight Directors be elected to hold office until their successors are duly elected and qualified. The persons named in the accompanying Proxy intend, in the absence of contrary instructions, to vote all Proxies on behalf of the shareholders for the election of Richard T. Hale, James J. Cunnane, John F. Kroeger, Louis E. Levy, Eugene J. McDonald, Rebecca W. Rimel, Truman T. Semans and Carl W. Vogt (each a "Nominee" and collectively, the "Nominees"). Messrs. Hale, Cunnane, Kroeger, Levy, McDonald and Semans and Ms. Rimel are currently members of the Board of Directors. Messrs. Hale, Kroeger, McDonald and Semans were last elected by the sole shareholder of the Fund on September 30, 1993. Messrs. Cunnane and Levy and Ms. Rimel were appointed by the Board of Directors to fill vacancies on the Board as they arose and have not previously been elected by the shareholders. Mr. Vogt has not previously served on the Board and has not previously been elected by the shareholders. Mr. Harry Woolf retired from the Board effective December 31, 1996. It is the intention of the Board that at least 75% of its members will be Disinterested persons within the contemplation of Section 15(f) of the 1940 Act for at least three years after the Merger.

     The proposal to elect the Board of Directors is being presented for shareholder approval pursuant to requirements under the 1940 Act. Under the 1940 Act, Directors may not fill vacancies unless at least two-thirds of the Directors holding office after such vacancies are filled have been elected by the shareholders. The Special Meeting will provide the Board with operating flexibility by making it possible for the Board of Directors to fill vacancies that may occur in the future.

     Each of the Nominees has consented to being named in this Proxy Statement and to serving as a Director if elected. The Fund knows of no reason why any Nominee would be unable or unwilling to serve if elected.

     The Fund is incorporated under the laws of the State of Maryland. Under Maryland General Corporation Law, a corporation registered under the 1940 Act, such as the Fund, is not required to hold an annual meeting in any year in which the election of Directors is not required to be acted upon under the 1940 Act. The Fund has availed itself of this provision and achieves cost savings by eliminating printing costs, mailing charges and other expenses involved in routine annual meetings. Because the Fund does not hold regular annual shareholder meetings, each Nominee, if elected, will hold office until his or her successor is elected and qualified.

     Even with the elimination of routine annual meetings, the Board of Directors may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act, or as required or permitted by the Articles of Incorporation and By-Laws of the Fund. As described above, shareholder meetings will be held, in compliance with the 1940 Act, to elect Directors under certain circumstances. Shareholder meetings may also be held by the Fund for other purposes, including to approve investment policy changes, a new investment advisory agreement or other matters requiring shareholder action under the 1940 Act.

     A meeting may also be called by shareholders holding at least 10% of the shares entitled to vote at the meeting for the purpose of voting upon the removal of Directors, in which case shareholders may receive assistance in communicating with other shareholders as if the provisions contained in Section 16(c) of the 1940 Act applied. In addition, Maryland General Corporation Law provides for the calling of a special meeting by the written request of shareholders holding at least 25% of the shares entitled to vote at the meeting.

Information Regarding Nominees

     The following information is provided for each Nominee. It includes his or her name, position with the Fund, length of directorship, age, principal occupations or employment during the past five years, directorships with other companies which file reports periodically with the Securities and Exchange Commission, number of directorships with the 12 registered investment companies which hold themselves out to investors as related companies for purposes of investment and investor services to which ICC or an affiliated person of ICC provides investment advisory or administration services (collectively, the "Fund Complex"), number of shares of the Fund beneficially owned and percentage of shares of the Fund beneficially owned. As of May 31, 1997, the Directors and officers of the Fund as a group and the Nominees as a group beneficially owned an aggregate of less than 1% of the shares of the Fund.

                                           Business Experience                    Shares
  Name and Position                    During the Past Five Years           Beneficially Owned
    with the Fund          Age        (including all directorships)         as of May 31, 1997**     Percentage
------------------------   -----   --------------------------------------   ----------------------   -----------
Richard T. Hale*           51      Managing Director, Alex. Brown &                None                ***
 Director and Chairman             Sons Incorporated; Director and
 of the Board since                President, Investment Company
 1993                              Capital Corp. (registered
                                   investment advisor); Chartered
                                   Financial Analyst. Director of each
                                   fund in the Fund Complex.

James J. Cunnane           59      Managing Director, CBC Capital                  None                ***
 Director since 1994               (merchant banking), 1993-Present.
                                   Formerly, Senior Vice President
                                   and Chief Financial Officer,
                                   General Dynamics Corporation
                                   (defense), 1989-1993; and Director,
                                   The Arch Fund (registered
                                   investment company). Director of
                                   each fund in the Fund Complex.

John F. Kroeger            72      Director/Trustee, AIM Funds                     None                ***
 Director since 1993               (registered investment companies).
                                   Formerly, Consultant, Wendell &
                                   Stockel Associates, Inc. (consulting
                                   firm) and General Manager, Shell
                                   Oil Company. Director of each
                                   fund in the Fund Complex.

Louis E. Levy              64      Director, Kimberly-Clark                        None                ***
 Director since 1994               Corporation (personal consumer
                                   products) and Household
                                   International (finance and
                                   banking); Chairman of the Quality
                                   Control Inquiry Committee,
                                   American Institute of Certified
                                   Public Accountants. Formerly,
                                   Trustee, Merrill Lynch Funds for
                                   Institutions, 1991-1993; Adjunct
                                   Professor, Columbia
                                   University-Graduate School of
                                   Business, 1991-1992; Partner,
                                   KPMG Peat Marwick, retired
                                   1990. Director of each fund in the
                                   Fund Complex.

                                           Business Experience                      Shares
 Name and Position                     During the Past Five Years             Beneficially Owned
   with the Fund         Age          (including all directorships)           as of May 31, 1997**     Percentage
----------------------   -----   ------------------------------------------   ----------------------   -----------
Eugene J. McDonald       65      President, Duke Management                       None                   ***
 Director since 1993             Company (investments); Executive
                                 Vice President, Duke University
                                 (education, research and health
                                 care); Director, Central Carolina
                                 Bank & Trust (banking), Key
                                 Funds (registered investment
                                 companies), AMBAC Treasurers
                                 Trust (registered investment
                                 company) and DP Mann Holdings
                                 (insurance). Director of each fund
                                 in the Fund Complex.

Rebecca W. Rimel         46      President and Chief Executive                    None                   ***
 Director since 1995             Officer, The Pew Charitable Trusts;
                                 Director and Executive Vice
                                 President, The Glenmede Trust
                                 Company. Formerly, Executive
                                 Director, The Pew Charitable
                                 Trusts. Director of 10 funds in the
                                 Fund Complex.

Truman T. Semans*        70      Managing Director, Alex. Brown &                6,416 shares            ***
 Director since 1993             Sons Incorporated; Director,
                                 Investment Company Capital Corp.
                                 (registered investment advisor).
                                 Formerly, Vice Chairman, Alex.
                                 Brown & Sons Incorporated.
                                 Director of 10 funds in the Fund
                                 Complex.

Carl W. Vogt, Esq.       61      Senior Partner, Fulbright &                      None                   ***
 Nominee                         Jaworski L.L.P. (law); Director,
                                 Yellow Corporation (trucking).
                                 Formerly, Chairman and Member,
                                 National Transportation Safety
                                 Board; Director, National Railroad
                                 Passenger Corporation (Amtrak);
                                 and Member, Aviation System
                                 Capacity Advisory Committee
                                 (Federal Aviation Administration).
                                 Director of 9 funds in the Fund
                                 Complex.

------------
  * Denotes an individual who is an "interested person" as defined in the 1940 Act. Such individual's service as Director is conditioned upon Federal Reserve Board approval. (See "The New Advisory Agreement" below.)
 ** This information has been provided by each Nominee for Director of the
    Fund.
*** As of May 31, 1997, the Nominees of the Fund as a group beneficially owned an aggregate of less than 1% of the shares of the Fund.

Compensation of Directors

     Each Director who is not an "interested person" receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at Board and committee meetings) from the Fund and all of the funds in the Fund Complex for which he or she serves. Payment of such fees and expenses is allocated among all such funds described above in proportion to their relative net assets.

     For the fiscal year ended March 31, 1997, Disinterested Directors' fees attributable to the assets of the Fund totaled $958. Officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers of the Fund who are employees of Alex. Brown Incorporated or its affiliates ("Alex. Brown") may be considered to have received remuneration indirectly.

     Any Director who receives fees from the Fund is permitted to defer a minimum of 50%, and up to 100%, of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Cunnane, Kroeger, Levy and McDonald and Ms. Rimel have each executed a Deferred Compensation Agreement and may defer a portion of their compensation from the Fund and the Fund Complex. Currently, the deferring Directors may select various funds in the Fund Complex in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors' deferral accounts will be paid in cash, in quarterly installments over a period of ten years.

     The aggregate compensation payable by the Fund to each of the Fund's Directors serving during the fiscal year ended March 31, 1997, is set forth in the compensation table below. The aggregate compensation payable to such Directors during the fiscal year ended March 31, 1997 by the Fund Complex is also set forth in the compensation table below.


                              COMPENSATION TABLE

                                     Aggregate                                Total Compensation
                                   Compensation     Pension or Retirement     From the Fund and       Number of Funds in
                                      Payable        Benefits Accrued as         Fund Complex          Fund Complex for
       Name and Position           from the Fund    Part of Fund Expenses    Payable to Directors    Which Director Serves
---------------------------------  ---------------  -----------------------  ----------------------  ----------------------
Richard T. Hale, Director (1)        $     0                  $0                    $     0                  12
James J. Cunnane, Director  .....    $   156(2)                +                    $39,000                  12
John F. Kroeger, Director .......    $   196(2)                +                    $49,000                  12
Louis E. Levy, Director  ........    $   156(2)                +                    $39,000                  12
Eugene J. McDonald, Director ....    $   156(2)                +                    $39,000                  12
Rebecca W. Rimel, Director   ....    $   178(2)                +                    $39,000                  10(3)
Truman T. Semans, Director (1)       $     0                  $0                    $     0                  10
Harry Woolf, Director (4) .......    $   116(2)                +                    $29,250                  12

------------
(1) Denotes an individual who is an "interested person" as defined in the 1940 Act.
(2) None of this amount has been deferred pursuant to the Fund Complex's Deferred Compensation Plan.
(3) Ms. Rimel receives proportionately higher compensation from each fund for which she serves as Director.
(4) Retired, effective December 31, 1996.
  + The Fund Complex has adopted a retirement plan for eligible Directors, as described below. The actuarially computed pension expense for the fiscal year ended March 31, 1997 was approximately $950.

     The Fund Complex has adopted a retirement plan (the "Retirement Plan") for Directors who are not employees of the Fund, the Fund's investment advisor or their respective affiliates (the "Participants"). After completion of six years of service, each Participant will be entitled to receive an annual retirement benefit equal to a percentage of the fees earned by such Participant in his or her last year of service. Upon retirement, each Participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the Participant in his or her last year of service. The fee will be paid quarterly, for life, by each fund for which he or she serves. The Retirement Plan is unfunded and unvested. Mr. Kroeger has qualified but has not received benefits. The Fund has two Participants, a Director who retired effective December 31, 1994 and a Director who retired effective December 31, 1996, who have qualified for the Retirement Plan by serving thirteen years and fourteen years, respectively, as Directors in the Fund Complex and each of whom will be paid a quarterly fee of $4,875 by the Fund Complex for the rest of his life. Another Participant who retired on January 31, 1996, and died on June 2, 1996, was paid fees of $8,090 by the Fund Complex under the Retirement Plan in the fiscal year ended March 31, 1997. Such fees are allocated to each fund in the Fund Complex based upon the relative net assets of such fund to the Fund Complex.

     Set forth in the table below are the estimated annual benefits payable to a Participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such Participant in his or her last year of service, as described below. The approximate credited years of service, shown in parentheses, for each Participant at December 31, 1996, are as follows:
Messrs. Cunnane (2), Kroeger (14), Levy (2) and McDonald (4) and Ms. Rimel (1).

                     Estimated Annual Benefits Payable By Fund Complex
                                      Upon Retirement
                     ---------------------------------------------------
Years of Service     Chairman of Audit Committee     Other Participants
------------------   -----------------------------   -------------------
 6 years                        $ 4,900                    $ 3,900
 7 years                        $ 9,800                    $ 7,800
 8 years                        $14,700                    $11,700
 9 years                        $19,600                    $15,600
10 years or more                $24,500                    $19,500

Meetings and Committees of the Board of Directors

     There were four meetings of the Board of Directors held during the fiscal year ended March 31, 1997. In such fiscal year, all Directors attended at least 75% of the meetings of the Board of Directors held during their respective terms.

     The Board of Directors has an Audit and Compliance Committee. The Audit and Compliance Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants and reviews, with the independent accountants, the results of the audit engagement and matters having a material effect on the Fund's financial operations. The members of the Audit and Compliance Committee during the fiscal year ended March 31, 1997, were Messrs. Kroeger (Chairman), Cunnane, Levy, McDonald and Woolf and Ms. Rimel, each of whom is not an "interested person" within the meaning of the 1940 Act. Mr. Woolf was a member of the Audit and Compliance Committee until his retirement on December 31, 1996. The Audit and Compliance Committee met four times during the fiscal year ended March 31, 1997. In such fiscal year, all members attended at least 75% of the meetings of the Audit and Compliance Committee held during their respective terms. The Chairman of the Audit and Compliance Committee receives an aggregate annual fee of $10,000 from the Fund Complex. Payment of such fee is allocated among all funds in the Fund Complex in proportion to their relative net assets.

     The Board of Directors has a Nominating Committee. The Nominating Committee makes recommendations to the full Board of Directors with respect to candidates for the Board of Directors. The members of the Nominating Committee during the fiscal year ended March 31, 1997, were Messrs. McDonald (Chairman), Cunnane, Kroeger, Levy and Woolf and Ms. Rimel, each of whom is not an "interested person" within the meaning of the 1940 Act. Mr. Woolf was a member of the Nominating Committee until his retirement on December 31, 1996. The Nominating Committee met once during the fiscal year ended March 31, 1997 and all members attended the meeting.

     The Board of Directors has a Compensation Committee. The Compensation Committee makes recommendations to the full Board of Directors with respect to the compensation of Directors. The members of the Compensation Committee during the fiscal year ended March 31, 1997, were Messrs. Woolf (Chairman), Cunnane, Kroeger, Levy and McDonald and Ms. Rimel, each of whom is not an "interested person" within the meaning of the 1940 Act. Mr. Woolf was a member of the Compensation Committee until his retirement on December 31, 1996. Mr. Cunnane became Chairman of the Compensation Committee upon Mr. Woolf's retirement. The Compensation Committee met once during the fiscal year ended May 31, 1997 and all members attended the meeting.


Board Approval of the Election of Directors

     At a meeting of the Board of Directors held June 17, 1997, the Board of Directors recommended that shareholders vote FOR each of the Nominees for Director named herein. In recommending that shareholders elect the Nominees as Directors of the Fund, the Board considered the Nominees' experience and qualifications.


Shareholder Approval of the Election of Directors

     The Election of the Directors requires the affirmative vote of a plurality of all votes cast at the Special Meeting, provided that one-third of the shares entitled to vote are present in person or by Proxy at the Special Meeting. If you give no voting instructions, your shares will be voted FOR all Nominees named herein. If the Directors are not approved by shareholders of the Fund, the Board of Directors will consider alternative nominations.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE FOR THE ELECTION OF THE DIRECTORS.

PROPOSAL 2: To approve or disapprove a new Investment Advisory Agreement between the Fund and Investment Company Capital Corp.

     Investment Company Capital Corp. is the Fund's investment advisor. ICC is an indirect subsidiary of Alex. Brown Incorporated. Alex. Brown Incorporated has entered into an Agreement and Plan of Merger with Bankers Trust New York Corporation (together with its affiliates, "Bankers Trust") under which Alex. Brown Incorporated would merge with and into a subsidiary of Bankers Trust New York Corporation. Under the terms of the Merger, shares of Alex. Brown Incorporated to be exchanged had an aggregate value of approximately $1.7 billion at the time the Merger was announced. As of December 31, 1996, Bankers Trust New York Corporation was the seventh largest bank holding company in the United States with total assets of approximately $120 billion. Its subsidiary, Bankers Trust Company, is a worldwide merchant bank dedicated to serving the needs of corporations, governments, financial institutions and private clients through a global network of over 120 offices in more than 40 countries. Investment management is a core business of Bankers Trust, built from its roots as a trust bank founded in 1903. Bankers Trust Company is one of the nation's largest and most experienced investment managers with approximately $227 billion in assets under management globally.

     Bankers Trust is a registered bank holding company subject to the Bank Holding Company Act of 1956, as amended ("BHCA"), and the rules and regulations thereunder. The Board of Governors of the Federal Reserve System has promulgated rules and regulations pursuant to its authority under the BHCA (and taking into consideration certain provisions of the National Banking Act of 1933 generally referred to as the Glass-Steagall Act) that govern the relationship between bank holding company affiliates and mutual funds, such as the Fund, under which certain regulatory approvals will be necessary. However, after the Merger, it is expected that ICC will continue to serve as the Advisor.

     The Advisor does not anticipate any reduction in the quality of services now provided the Fund and does not expect that the Merger will result in any material changes in the business of the Advisor or in the manner in which the Advisor renders services to the Fund. Nor does the Advisor anticipate that the Merger or any ancillary transactions will have any adverse effect on its ability to fulfill its obligations under the new Investment Advisory Agreement or to operate its business in a manner consistent with past business practice.


The Investment Advisory Agreements

    In anticipation of the Merger, the Directors of the Fund, including the Directors who are not (i) parties to the new Investment Advisory Agreement between the Fund and ICC (the "New Advisory Agreement") or (ii) interested persons of any such party (the "Disinterested Directors"), unanimously approved the New Advisory Agreement. The form of the New Advisory Agreement is identical to the Current Advisory Agreement, except for the dates of execution, effectiveness and initial term; the deletion of provisions relating to state expense limits that have been preempted by federal law; and a proviso to the effect that the obligation of ICC to make its personnel available to serve as officers of the Fund is subject to applicable banking regulations. The holders of a majority of the outstanding voting securities (within the meaning of the 1940 Act) of the Fund are being asked to approve the New Advisory Agreement. See "The New Advisory Agreement" below.


The Current Advisory Agreement

    The current Investment Advisory Agreement between ICC and the Fund, dated as of October 1, 1993 (the "Current Advisory Agreement"), was last approved by the sole shareholder of the Fund on October 1, 1993. The Current Advisory Agreement was most recently approved by the Fund's Board of Directors, including a majority of the Disinterested Directors, on October 1, 1996.

     The Current Advisory Agreement provides that ICC, in return for its fee, will (a) supervise and manage all aspects of the Fund's operations, except for distribution services; (b) formulate and implement continuing programs for the purchase and sale of securities, consistent with the investment objective and policies of the Fund; (c) provide the Fund with such executive, administrative and clerical services as are deemed advisable by the Fund's Board of Directors;
(d) provide the Fund with, or obtain for it, adequate office space and all necessary office equipment and services; (e) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign and otherwise, whether affecting the economy generally or the Fund, and whether concerning the individual issuers whose securities are included in the Fund's portfolio or the activities in which they engage, or with respect to securities which ICC considers desirable for inclusion in the Fund's portfolio; (f) determine which issuers and securities shall be represented in the Fund's portfolio and regularly report thereon to the Fund's Board of Directors; (g) take all actions necessary to carry into effect the Fund's purchase and sale programs; (h) supervise the operations of the Fund's transfer and dividend disbursing agent; (i) provide the Fund with such administrative and clerical services for the maintenance of certain shareholder records as are deemed advisable by the Fund's Board of Directors; and (j) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy materials, tax returns, reports to the Fund's shareholders and reports to and filings with the SEC and state Blue Sky authorities. Subject to the approval of the Board and the Fund's shareholders, ICC may delegate certain of its duties enumerated above to a sub-advisor.

     The Current Advisory Agreement provides for compensation to ICC calculated daily and paid at the end of each calendar month at the annual rate of .35% of the Fund's average daily net assets.

     The Current Advisory Agreement provides that ICC will furnish, at its expense and without cost to the Fund, the services of one or more officers of the Fund to the extent that such officers may be required by the Fund for the proper conduct of its affairs. The Fund assumes and pays or causes to be paid all other expenses of the Fund, including, without limitation: payments to the Fund's distributor under the Fund's plan of distribution; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safe-keeping of its cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing, and mailing of proxy statements and reports to shareholders; fees and travel expenses of Directors or Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Directors of the Fund who are not interested persons (as defined in the 1940
Act) of the Fund and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

     The services of ICC are not to be deemed exclusive, and ICC is free to render investment advisory and other services to others, including other investment companies, and to engage in other activities, so long as its services under the agreement are not impaired thereby. ICC's officers or directors may serve as officers or Directors of the Fund, the Fund's officers or Directors may serve as officers or directors of ICC, to the extent permitted by law, and officers and directors of ICC are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies.

     Following the expiration of its initial two-year term, the Current Advisory Agreement continues in force and effect from year to year, provided that such continuance is approved at least annually by the Fund's Board of Directors or by the vote of a majority of the outstanding voting securities of the Fund, and by the affirmative vote of a majority of the Directors who are not parties to the agreement or "interested persons" of a party to the agreement (other than as Directors of the Fund) by votes cast in person at a meeting specifically called for such purpose.

     The Current Advisory Agreement may be terminated, without the payment of any penalty, by the Fund upon a vote of the Fund's Board of Directors, by a vote of a majority of the Fund's outstanding voting securities or by ICC, upon 60 days' written notice to the other party. The agreement automatically terminates in the event of its assignment.

     The Current Advisory Agreement obligates ICC, in the performance of its duties under the agreement, to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits to ensure the accuracy of all services performed under the agreement, but ICC is not liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of ICC or its officers, directors or employees, or reckless disregard by ICC of its duties under the agreement.


The New Advisory Agreement

     The Board of Directors approved the proposed New Advisory Agreement between the Fund and ICC on June 17, 1997, the form of which is attached as Exhibit A. The form of the proposed New Advisory Agreement is identical to the Current Advisory Agreement, except for the dates of execution, effectiveness and initial term; the deletion of provisions relating to state expense limits that have been preempted by federal law; and a proviso to the effect that the obligation of ICC to make its personnel available to serve as officers of the Fund is subject to applicable banking regulations.

     The investment advisory fee as a percentage of net assets payable by the Fund will be the same under the New Advisory Agreement as under the Current Advisory Agreement. If the investment advisory fee under the New Advisory Agreement had been in effect for the Fund's most recently completed fiscal year, the advisory fee to which ICC would have been entitled would have been identical to that to which it was entitled under the Current Advisory Agreement.

     The Board held a meeting on June 17, 1997, at which the Board, including the Disinterested Directors, unanimously approved the New Advisory Agreement for the Fund and recommended the New Advisory Agreement for approval by the shareholders of the Fund. The New Advisory Agreement would take effect upon the later to occur of (i) the obtaining of shareholder approval or (ii) the closing of the Merger. The New Advisory Agreement will continue in effect for an initial two-year term and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.

     In evaluating the New Advisory Agreement, the Board based its determination primarily on its conclusion that there would be a high degree of continuity of services to the Fund and took into account that the Fund's Current Advisory Agreement and the New Advisory Agreement, including their terms relating to the services to be provided thereunder by ICC and the fees and expenses payable by the Fund, are substantially identical.

     The Board was assured on behalf of Alex. Brown and Bankers Trust that they intend to comply with the requirements of Section 15(f) of the 1940 Act.
Section 15(f) provides a non-exclusive safe harbor for an investment advisor to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment advisor that results in an assignment so long as two conditions are met. First, for a period of three years after the change of control, at least 75% of the board members of the investment company must not be interested persons of the acquired advisor or the acquiror (Alex. Brown and Bankers Trust, respectively, in this case). The Fund would be in compliance with this provision of Section 15(f). Second, an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in
Section 15(f) to include any arrangement during the two-year period after the Merger whereby the investment advisor, or any interested person of any such advisor, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). Alex. Brown and Bankers Trust are not aware of any express or implied term, condition, arrangement or understanding that would impose an "unfair burden" on the Fund as a result of the Merger. Alex. Brown and Bankers Trust have agreed that they, and their affiliates, will take no action that would have the effect of imposing an "unfair burden" on the Fund as a result of the Merger.

     The Board also considered the terms of the Merger and the possible effects of the Merger upon the Advisor's organization and upon the ability of the Advisor to provide advisory services to the Fund. The Board considered the skills and capabilities of the Advisor in this regard and the representations of Alex. Brown and Bankers Trust that no material change was planned in the current management or facilities of the Advisor.

     The Board was also informed of the resources of Bankers Trust that could be made available to the Advisor and the Fund. Although the Board focused primarily on the continuity of services to the Fund, the Directors did consider Bankers Trust's experience as advisor and service provider to a family of mutual funds. They also received preliminary information about Bankers Trust's ability to provide other services, including custody.

     The Board also considered the effect on the Fund of ICC becoming an affiliated person of Bankers Trust. In particular, the Board considered the potential impact of banking laws and steps that might be necessary to secure Federal Reserve Board approval of the Merger. In this regard, the Board also considered the likelihood that the Fund will have to engage an independent principal underwriter after the Merger but that Alex. Brown & Sons Incorporated will continue to provide services to its clients in connection with shareholder accounts with the Fund. The Board also considered the fact that the continued ability of Alex. Brown personnel to serve as Directors or officers of the Fund was subject to Federal Reserve Board approval. Following the Merger, the 1940 Act will prohibit or impose certain conditions on the ability of the Fund to engage in certain transactions with Bankers Trust. For example, absent exemptive relief, the Fund will be prohibited from entering into securities transactions in which Alex. Brown or Bankers Trust acts as a principal. Currently the Fund is prohibited from entering into transactions in which Alex. Brown acts as principal. The Fund will also have to satisfy certain conditions in order to engage in securities transactions in which Alex. Brown or Bankers Trust is acting as an underwriter. The Fund is already required to satisfy such conditions when engaging in transactions in which Alex. Brown is acting as an underwriter. In this connection, management of the Advisor represented to the Board that it does not believe these prohibitions or conditions will have a material effect on the management or performance of the Fund.

     The Board also considered that the costs of the Special Meeting, insofar as they apply to approval of the new Advisory Agreement, would be borne by ICC.

     After consideration of the above factors and such other factors and information that the Board deemed relevant, the Board, including the Disinterested Directors, unanimously approved the New Advisory Agreement with respect to the Fund and voted to recommend its approval to the shareholders of the Fund.

     In the event that shareholders of the Fund do not approve the New Advisory Agreement, the Current Advisory Agreement will remain in effect and the Board will take such action as it deems in the best interest of the Fund and its shareholders, which may include proposing that shareholders approve an agreement in lieu of the New Advisory Agreement. If the Merger is not consummated, ICC will continue to serve as investment advisor of the Fund pursuant to the terms of the Current Advisory Agreement.


Investment Company Capital Corp.

     ICC is a registered investment advisor that had under management as of May 31, 1997, approximately $5.5 billion, including assets of the Fund and the assets of ICC's other clients. ICC is an indirect subsidiary of Alex. Brown Incorporated. The principal address of each is One South Street, Baltimore, Maryland 21202.

     The following information is provided for each Director and the principal executive officer of ICC.

                   Directors and Principal Executive Officer
                      of Investment Company Capital Corp.

  Name and Position
   with the Advisor                 Address                Principal Occupation
-------------------------   ---------------------------   --------------------------
Charles W. Cole, Jr.        One South Street              Managing Director, Alex.
 Chairman                   Baltimore, Maryland 21202     Brown & Sons Incorporated

Richard T. Hale             One South Street              Managing Director, Alex.
 Director and President     Baltimore, Maryland 21202     Brown & Sons Incorporated

David L. Hopkins            One South Street              Managing Director, Alex.
 Director                   Baltimore, Maryland 21202     Brown & Sons Incorporated

   Name and Position
   with the Advisor                   Address                 Principal Occupation
--------------------------   ---------------------------   ----------------------------
Alvin B. Krongard            One South Street              Chairman, Chief Executive
 Director                    Baltimore, Maryland 21202     Officer and Director, Alex.
                                                           Brown Incorporated

Margaret-Mary V. Preston     One South Street              Managing Director, Alex.
 Director                    Baltimore, Maryland 21202     Brown & Sons Incorporated

Robert F. Price              One South Street              Managing Director and
 Director                    Baltimore, Maryland 21202     General Counsel, Alex.
                                                           Brown & Sons Incorporated

Mayo A. Shattuck III         One South Street              President, Chief Operating
 Director                    Baltimore, Maryland 21202     Officer and Director, Alex.
                                                           Brown Incorporated

Truman T. Semans             One South Street              Managing Director, Alex.
 Director                    Baltimore, Maryland 21202     Brown & Sons Incorporated

Beverly L. Wright            One South Street              Managing Director and Chief
 Director                    Baltimore, Maryland 21202     Financial Officer, Alex.
                                                           Brown & Sons Incorporated

     For the fiscal year ended March 31, 1997, ICC waived all advisory fees due it ($79,698) and reimbursed expenses of $64,880. For such fiscal year, the Fund paid ICC aggregate fees of $11,297 for transfer agency services and $25,202 for accounting services provided to the Fund. For the fiscal year ended March 31, 1997, the Fund paid Alex. Brown & Sons Incorporated an aggregate distribution fee of $29,887.

     As of May 31, 1997, to Fund Management's knowledge as provided by the Directors and officers of the Fund, the following Directors and officers of the Fund beneficially owned shares of Alex. Brown Incorporated. Mr. Hale, a Director of the Fund and a Director and President of ICC, beneficially owned 90,470 shares of Alex. Brown Incorporated. Mr. Semans, a Director of the Fund and a Director of ICC, beneficially owned 25,433 shares of Alex. Brown Incorporated. Mr. M. Elliott Randolph, Jr., President of the Fund, beneficially owned 4,441 shares of Alex. Brown Incorporated. Mr. Paul D. Corbin, Executive Vice President of the Fund, beneficially owned 3,025 shares of Alex. Brown Incorporated. Mr. Edward J. Veilleux, a Vice President of the Fund and Executive Vice President of ICC, beneficially owned 200 shares of Alex. Brown Incorporated. Ms. Monica M. Hausner, a Vice President of the Fund, beneficially owned 137 shares of Alex. Brown Incorporated. Mr. Joseph A. Finelli, Treasurer of the Fund and a Vice President of ICC, beneficially owned 33 shares of Alex. Brown Incorporated. Ms. Laurie D. Collidge, Assistant Secretary of the Fund, beneficially owned 48 shares of Alex. Brown Incorporated.


Other Funds Advised by ICC with Similar Investment Objectives

     ICC does not act as advisor to any other funds which have investment objectives similar to those of the Fund.


Shareholder Approval of the New Advisory Agreement

     Approval of the New Advisory Agreement requires the affirmative vote of a majority of the outstanding shares of the Fund. For purposes of this proposal, "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's outstanding shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE FOR APPROVAL OF THE NEW ADVISORY AGREEMENT.

                            ADDITIONAL INFORMATION

Directors and Executive Officers

     Information about the Fund's current Directors and principal executive officers, including their names, positions with the Fund, length of service in such positions, ages, principal occupations or employment during the past five years and amount of shares of the Fund beneficially owned as of May 31, 1997, is set forth below. Each officer of the Fund will hold such office until a successor has been elected by the Board of Directors. Directors and officers of the Fund are also directors and officers of some or all of the other investment companies managed, administered, advised or distributed by Alex. Brown & Sons Incorporated or its affiliates.

                                                            Business Experience                     Shares
                         Position With                   During the Past Five Years              Beneficially Owned
Name                     the Fund                 Age    (including all directorships)           as of May 31, 1997**   Percentage
------------------------ -----------------------  -----   -------------------------------------- ---------------------- ----------
Richard T. Hale*         Director and            51      See "Information Regarding                  None                   ***
                         Chairman of the                 Nominees."
                         Board since 1993

James J. Cunnane         Director since 1994     59      See "Information Regarding                  None                   ***
                                                         Nominees."

John F. Kroeger          Director since 1993     72      See "Information Regarding                  None                   ***
                                                         Nominees."



Louis E. Levy            Director since 1994     64      See "Information Regarding                  None                   ***
                                                         Nominees."

Eugene J. McDonald       Director since 1993     65      See "Information Regarding                  None                   ***
                                                         Nominees."

Rebecca W. Rimel         Director since 1995     46      See "Information Regarding                  None                   ***
                                                         Nominees."


Truman T. Semans*        Director since 1993     70      See "Information Regarding                  6,416 shares           ***
                                                         Nominees."

Carl W. Vogt, Esq.       Nominee                 61      See "Information Regarding                  None                   ***
                                                         Nominees."


M. Elliott Randolph, Jr. President since 1993    55      Principal, Alex. Brown & Sons               None                   ***
                                                         Incorporated, 1991-Present.


Paul D. Corbin           Executive Vice          44      Principal, Alex. Brown & Sons               None                   ***
                         President since 1993            Incorporated, 1991-Present.


Edward J. Veilleux       Vice President since    53      Principal, Alex. Brown & Sons               None                   ***
                         1993                            Incorporated; Vice President, Armata
                                                         Financial Corp. (registered
                                                         broker-dealer); Executive Vice
                                                         President, Investment Company Capital
                                                         Corp. (registered investment
                                                         advisor).


Gary V. Fearnow          Vice President since    52      Managing Director, Alex. Brown &            None                   ***
                         1993                            Sons Incorporated and Manager, Private
                                                         Client Marketing, Alex. Brown & Sons
                                                         Incorporated.


Monica M. Hausner        Vice President since    35      Vice President, Fixed Income                None                   ***
                         1993                            Management Department, Alex. Brown
                                                         & Sons Incorporated, March 1992-
                                                         Present. Formerly, Assistant Vice
                                                         President, First National Bank of
                                                         Maryland, 1984-1992.

                                                              Business Experience                   Shares
                          Position With                   During the Past Five Years          Beneficially Owned
       Name                 the Fund           Age       (including all directorships)       as of May 31, 1997**    Percentage
--------------------  -----------------------  -----  -------------------------------------  ----------------------  -----------
Scott J. Liotta       Vice President since     32     Manager, Fund Administration, Alex.            None               ***
                      1996; Secretary since           Brown & Sons Incorporated, July
                      1997                            1996-Present. Formerly, Manager and
                                                      Foreign Markets Specialist, Putnam
                                                      Investments Inc. (registered
                                                      investment companies), April 1994-July 1996;
                                                      Supervisor, Brown Brothers Harriman
                                                      & Co. (domestic and global custody),
                                                      August 1991-April 1994.

Joseph A. Finelli     Treasurer since 1995     40     Vice President, Alex. Brown & Sons             None               ***
                                                      Incorporated and Vice President,
                                                      Investment Company Capital Corp.
                                                      (registered investment advisor),
                                                      September 1995-Present. Formerly,
                                                      Vice President and Treasurer, The
                                                      Delaware Group of Funds (registered
                                                      investment companies) and Vice
                                                      President, Delaware Management
                                                      Company Inc. (investments), 1980-
                                                      August 1995.

Laurie D. Collidge    Assistant Secretary      31     Asset Management Department, Alex.             None               ***
                      since 1993                      Brown & Sons Incorporated,
                                                      1991-Present.

------------
  * Denotes an individual who is an "interested person" as defined in the 1940 Act.
 ** This information has been provided by each Director and officer.
*** As of May 31, 1997, the Directors and officers of the Fund as a group (16 persons) beneficially owned an aggregate of less than 1% of the shares of the Fund.

Investment Advisor

     See "Investment Company Capital Corp." on page 10 for additional information concerning the Advisor.

Principal Underwriter

     Alex. Brown & Sons Incorporated, located at One South Street, Baltimore, Maryland 21202, a wholly-owned subsidiary of Alex. Brown Incorporated, acts as the Fund's principal underwriter.

Portfolio Transactions

     In the fiscal year ended March 31, 1997, the Fund paid no brokerage commissions to affiliated brokers.


Independent Auditors

     A majority of the Fund's Board of Directors who are not "interested persons" of the Fund have selected Deloitte & Touche LLP as the independent auditors of the Fund for the fiscal year ending March 31, 1998. A representative of Deloitte & Touche LLP will be available by telephone during the Special Meeting, if needed, to make a statement if desired and to respond to appropriate questions from shareholders.


Beneficial Owners

     To the knowledge of Fund Management, as of the Record Date, the following was a beneficial owner of 5% or more of the outstanding shares of the Fund.

Name and Address                        Amount of Beneficial Ownership    Percent of Total Shares Outstanding
----------------                        ------------------------------    -----------------------------------
Alex. Brown Capital Advisory & Trust            250,401 shares                           9.40%
FBO 01-01-170-7036337
P.O. Box 1346
Baltimore, MD 21203-1346

Submission of Shareholder Proposals

     As a Maryland corporation, the Fund is not required to hold annual shareholder meetings, except in certain limited circumstances. Shareholders who wish to present a proposal for action at the next meeting or suggestions as to nominees for the Board of Directors should submit the proposal or suggestions to be considered to the Fund 60 days in advance of any such meeting for inclusion in the Fund's proxy statement and form of proxy for such meeting as is held. The Nominating Committee of the Board of Directors will give consideration to shareholder suggestions as to nominees for the Board of Directors. Shareholders retain the right, under limited circumstances, to request that a meeting of the shareholders be held for the purpose of considering the removal of a Director from office and, if such a request is made, the Fund will assist with shareholder communications in connection with the meeting.

Required Vote

     Approval of Proposal 1 requires the affirmative vote of a plurality of all votes cast at the Special Meeting, provided that one-third of all shares entitled to vote are present in person or by Proxy at the Special Meeting. Approval of Proposal 2 (the New Advisory Agreement) requires the affirmative vote of a majority of the outstanding shares of the Fund. As defined in the 1940 Act, the vote of a majority of the outstanding shares means the vote of
(i) 67% or more of the Fund's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

     Abstentions and "broker non-votes" will not be counted for or against the Proposals but will be counted for purposes of determining whether a quorum is present. Abstentions will be counted as votes present for purposes of determining a "majority of the outstanding voting securities" present at the Special Meeting and will therefore have the effect of counting against Proposal
2. The Fund believes that brokers who hold shares as record owners for beneficial owners have the authority under the rules of the various stock exchanges to vote those shares with respect to the Proposals when they have not received instructions from beneficial owners.


Other Matters

     No business other than the matter described above is expected to come before the Special Meeting, but should any matter incident to the conduct of the Special Meeting or any question as to an adjournment of the Special Meeting arise, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interest of the Fund.

     SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.


                                                  By Order of the Directors,



                                                  Scott J. Liotta
                                                  Vice President and Secretary
Dated: July 17, 1997

                                                                      EXHIBIT A
                                  FORM OF NEW
                         INVESTMENT ADVISORY AGREEMENT


     THIS INVESTMENT ADVISORY AGREEMENT is made as of the _______ day of ______________, 1997 by and between FLAG INVESTORS MARYLAND INTERMEDIATE TAX-FREE INCOME FUND, INC., a Maryland corporation (the "Fund"), and INVESTMENT COMPANY CAPITAL CORP., a Maryland corporation (the "Advisor").

     WHEREAS, the Fund is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Advisor is registered as an investment advisor under the Investment Advisors Act of 1940, as amended, and engages in the business of acting as an investment advisor; and

     WHEREAS, the Fund and the Advisor desire to enter into an agreement to provide investment advisory and administrative services for the Fund on the terms and conditions hereinafter set forth.

     NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

     1. Appointment of Investment Advisor. The Fund hereby appoints the Advisor to act as the Fund's investment advisor. The Advisor shall manage the Fund's affairs and shall supervise all aspects of the Fund's operations (except as otherwise set forth herein), including the investment and reinvestment of the cash, securities or other properties comprising the Fund's assets, subject at all times to the policies and control of the Fund's Board of Directors. The Advisor shall give the Fund the benefit of its best judgment, efforts and facilities in rendering its service as Advisor.

     2. Delivery of Documents. The Fund has furnished the Advisor with copies properly certified or authenticated of each of the following:

       (a) The Fund's Articles of Incorporation, filed with the State of Maryland on July 23, 1993 and all amendments thereto (such Articles of Incorporation, as presently in effect and as they shall from time to time be amended, are herein called the "Articles of Incorporation");

       (b) The Fund's By-laws and all amendments thereto (such By-laws, as presently in effect and as they shall from time to time be amended, are herein called the "By-laws");

       (c) Resolutions of the Fund's Board of Directors and shareholders authorizing the appointment of the Advisor and approving this Agreement;

       (d) The Fund's Notification of Registration filed pursuant to Section 8(a) of the 1940 Act on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the "SEC") on August 2, 1993;

       (e) The Fund's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the "1933 Act"), (File No. 33-66870) and under the 1940 Act as filed with the SEC on July 28, 1993 relating to the shares of the Fund, and all amendments thereto; and

       (f) The Fund's most recent prospectus (such prospectus, as presently in effect and all amendments and supplements thereto are herein called "Prospectus").

     The Fund will furnish the Advisor from time to time with copies, properly certified or authenticated, of all amendments or supplements to the foregoing, if any, and all documents, notices and reports filed with the SEC.

   3. Duties of Investment Advisor. In carrying out its obligations under
       Section 1 hereof, the Advisor shall:

       (a) supervise and manage all aspects of the Fund's operations, except for distribution services;

       (b) formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of the Fund;

       (c) provide the Fund with such executive, administrative and clerical services as are deemed advisable by the Fund's Board of Directors;

       (d) provide the Fund with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery, supplies and similar items for the Fund's principal office;

       (e) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund, and whether concerning the individual issuers whose securities are included in the Fund's portfolio or the activities in which they engage, or with respect to securities which the Advisor considers desirable for inclusion in the Fund's portfolio;

       (f) determine which issuers and securities shall be represented in the Fund's portfolio and regularly report thereon to the Fund's Board of Directors;

       (g) take all actions necessary to carry into effect the Fund's purchase and sale programs;

       (h) supervise the operations of the Fund's transfer and dividend disbursing agent;

       (i) provide the Fund with such administrative and clerical services for the maintenance of certain shareholder records, as are deemed advisable by the Fund's Board of Directors; and

       (j) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the Fund's shareholders and reports to and filing with the SEC and state Blue Sky authorities.

     4. Broker-Dealer Relationships. In the event that the Advisor is responsible for decisions to buy and sell securities for the Fund, broker-dealer selection, and negotiation of its brokerage commission rates, the Advisor's primary consideration in effecting securities transactions will be to obtain the best price and execution on an overall basis. In performing this function the Advisor shall comply with applicable policies established by the Board of Directors and shall provide the Board of Directors with such reports as the Board of Directors may require in order to monitor the Fund's portfolio transaction activities. In certain instances the Advisor may make purchases of underwritten issues at prices which include underwriting fees. In selecting a broker-dealer to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Directors may determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker-dealer that provides brokerage and research services to the Advisor an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to the Fund. The Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such broker-dealers other than Alex. Brown & Sons Incorporated ("Alex. Brown") who also provide research or statistical material or other services to the Fund or the Advisor. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on said allocation regularly to the Board of Directors of the Fund, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

     Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking the most favorable price and execution available and such other policies as the Directors may determine, the Advisor may consider services in connection with the sale of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

     Subject to the policies established by the Board of Directors in compliance with applicable law, the Advisor may direct Alex. Brown to execute portfolio transactions for the Fund on an agency basis. The commissions paid to Alex. Brown must be, as required by Rule 17e-1 under the 1940 Act, "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." If the purchase or sale of securities consistent with the investment policies of the Fund or one or more other accounts of the Advisor is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Advisor. Alex. Brown and the Advisor may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution.

     The Fund will not deal with the Advisor or Alex. Brown in any transaction in which the Advisor or Alex. Brown acts as a principal with respect to any part of the Fund's order. If Alex. Brown is participating in an underwriting or selling group, the Fund may not buy portfolio securities from the group except in accordance with policies established by the Board of Directors in compliance with the rules of the SEC.

     5. Control by Board of Directors. Any management or supervisory activities undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of the Fund pursuant thereto, shall at all times be subject to any applicable directives of the Board of Directors of the Fund.

     6. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

       (a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder;

       (b) the provisions of the Registration Statement of the Fund under the 1933 Act and the 1940 Act;

       (c) the provisions of the Articles of Incorporation;

       (d) the provisions of the By-laws; and

       (e) any other applicable provisions of Federal and State law.

     7. Expenses. The expenses connected with the Fund shall be allocable between the Fund and the Advisor as follows:

       (a) The Advisor shall, subject to compliance with applicable banking regulations, furnish, at its expense and without cost to the Fund, the services of and one or more officers of the Fund, to the extent that such officers may be required by the Fund, for the proper conduct of its affairs.

       (b) The Fund assumes and shall pay or cause to be paid all other expenses of the Fund, including, without limitation: payments to the Fund's distributor under the Fund's plan of distribution, the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions, chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to Federal, State or other governmental agencies; the costs and the expenses of engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with registration and maintenance of registration of the Fund and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Directors or Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Directors of the Fund who are not "interested persons" (as defined in the 1940 Act) of the Fund and of independent accountants, in connection with any matter relating to the Fund;

   membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.


   8. Delegation of Responsibilities.

       (a) Subject to the approval of the Board of Directors including a majority of the Fund's Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and shareholders of the Fund, the Advisor may delegate to a sub-advisor its duties enumerated in Section 3, hereof. The Advisor shall continue to supervise the performance of any such sub-advisor and shall report regularly thereon to the Fund's Board of Directors, but shall not be responsible for the sub-advisor's performance under the sub-advisory agreement.

       (b) The Advisor may, but shall not be under any duty to, perform services on behalf of the Fund which are not required by this Agreement upon the request of the Fund's Board of Directors. Such services will be performed on behalf of the Fund and the Advisor's charge in rendering such services may be billed monthly to the Fund, subject to examination by the Fund's independent accountants. Payment or assumption by the Advisor of any Fund expense that the Advisor is not required to pay or assume under this Agreement shall not relieve the Advisor of any of its obligations to the Fund nor obligate the Advisor to pay or assume any similar Fund expense on any subsequent occasions.

     9. Compensation. For the services to be rendered and the expenses assumed by the Advisor, the Fund shall pay to the Advisor monthly compensation at an annual rate of .35% of the Fund's average daily net assets.

     Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for the part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above. Payment of the Advisor's compensation for the preceding month shall be made as promptly as possible.

     10. Non-Exclusivity. The services of the Advisor to the Fund are not to be deemed to be exclusive, and the Advisor shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that officers or directors of the Advisor may serve as officers or Directors of the Fund, and that officers or Directors of the Fund may serve as officers or directors of the Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies.

     11. Term and Renewal. This Agreement shall become effective as of the date hereof and shall continue in force and effect, subject to Section 12 hereof, for two years from the date hereof. Following the expiration of its initial two-year term, this Agreement shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

       (a) (i) by the Fund's Board of Directors or (ii) by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act); and

       (b) by the affirmative vote of a majority of the Directors who are not parties to this Agreement or "interested persons" (as defined in the 1940
   Act) of a party to this Agreement (other than as Directors of the Fund) by votes cast in person at a meeting specifically called for such purpose.

     12. Termination. This Agreement may be terminated without the payment of any penalty, by the Fund upon vote of the Fund's Board of Directors or a vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act) or by the Advisor, upon sixty (60) days' written notice to the other party. This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act).

     13. Liability of Advisor. In the performance of its duties hereunder, the Advisor shall be obligated to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement, but the Advisor shall not be liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of the Advisor or its officers, directors or employees, or reckless disregard by the Advisor of its duties under the Agreement.

     14. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Fund and of the Advisor for this purpose shall be One South Street, Baltimore, Maryland 21202.

     15. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Otherwise the provisions of this Agreement shall be interpreted in accordance with the laws of Maryland.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective offices as of the day and year first above written.



[SEAL]                                  FLAG INVESTORS MARYLAND INTERMEDIATE
                                        TAX-FREE INCOME FUND, INC.


Attest:___________________________      By:_________________________________
                                        Name:
                                        Title:



[SEAL]                                  INVESTMENT COMPANY CAPITAL CORP.


Attest:___________________________      By:_________________________________
                                        Name:
                                        Title:

FLAG INVESTORS
PROXY SERVICES
P.O. BOX 9148
FARMINGDALE, NY  11735


         FLAG INVESTORS MARYLAND INTERMEDIATE TAX-FREE INCOME FUND, INC.
                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

                                 August 14, 1997

  THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF FLAG INVESTORS MARYLAND
                       INTERMEDIATE TAX-FREE INCOME FUND,
                                      INC.

This proxy is for your use in voting on various matters relating to Flag Investors Maryland Intermediate Tax-Free Income Fund, Inc. (the "Fund"). The undersigned shareholder(s) of the Fund, revoking previous proxies, hereby appoint(s) Scott J. Liotta, I. Alisa Stesch and Laurie D. Collidge and each of them (with full power of substitution) the proxies of the undersigned to attend the Special Meeting of Shareholders of the Fund to be held on August 14, 1997 (the "Special Meeting") and any adjournments thereof, to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Special Meeting and on any matter incident to the conduct of the Special Meeting, all as set forth in the notice of Special Meeting of Shareholders and Proxy Statement of the Board of Directors. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as indicated upon the matters set forth below.

This proxy will be voted as indicated below. If no indication is made, this proxy will be voted FOR the proposals set forth below. The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Directors.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  |X|
                                                                               KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.                           DETACH AND RETURN THIS PORTION ONLY

FLAG INVESTORS MARYLAND INTERMEDIATE TAX-FREE INCOME FUND, INC.

Vote on Directors

1.       To consider and act upon a proposal to elect a Board of Directors.

         Richard T. Hale                    James J. Cunnane
         John F. Kroeger                    Louis E. Levy
         Eugene J. McDonald                 Rebecca W. Rimel
         Truman T. Semans                   Carl W. Vogt


         |_|  FOR ALL

         |_|  WITHHOLD ALL

         |_|  FOR ALL EXCEPT:

         To withhold authority to vote mark "FOR ALL EXCEPT" and write the nominee's name on the line below.



Vote on The Proposal

2.       To approve or disapprove a new Investment Advisory Agreement between the Fund and Investment Company Capital
         Corp.

         |_|  For                                    |_|  Against                                 |_|  Abstain



Please print and sign your
name in the space provided to
authorize the voting of your        __________________________________          _____________________________
shares as indicated and return      Signature [PLEASE SIGN WITHIN BOX]          Date
promptly. When signing on
behalf of a corporation,
partnership, estate, trust
or in any other                     __________________________________          _____________________________
representative capacity,            Signature (Joint Owners)                    Date
please sign your name and
title. For joint accounts,
each joint owner must sign.

           PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY
                          USING THE ENCLOSED ENVELOPE.
             NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.